UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2005

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27677	33-0724325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4645 Morena Boulevard, San Diego, California	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 587-1500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Attached is a copy of the press release issued by Charlotte Russe Holding, Inc. on Thursday July 21, 2005, describing its results of operations for the third quarter and first nine months of fiscal 2005 ending June 25, 2005.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit number	Description
99.1	Press Release dated July 21, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: July 21, 2005	By:	/s/ DANIEL T. CARTER
Daniel T. Carter
Executive Vice President and
Chief Financial Officer

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